UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): December 15, 2004

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

Maryland                                   1-13648           13-257-8432
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 326-5600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

     On December 15, 2004, the Compensation Committee of the Board of Directors of Balchem Corporation ("Balchem") approved Balchem's Incentive Compensation Program for the 2005 calendar year (the "ICP). The ICP provides for the awarding of bonus compensation to executive officers and certain other employees , based upon the level of achievement of specific goals established for the particular officer or employee, and for the weighting of those goals to determine the amount of the bonus. No bonuses are required to be paid under the ICP unless a specified minimum level of consolidated net income before interest and taxes ("NIBIT") is achieved. The Compensation Committee has established such minimum level of NIBIT for 2005 based upon Balchem's estimated results of operations for the 2004 calendar year.

     Pursuant to the terms of the employment agreement between Balchem and Dino
A. Rossi, its President and Chief Executive Officer, Mr. Rossi is entitled to annual discretionary bonuses of up to 100% of his base salary, based upon Balchem achieving operating and/or financial targets established by the Board of Directors or an authorized committee thereof. 50% of such bonus compensation is determined pursuant to the ICP. The Compensation Committee has established a minimum level of consolidated net income for the 2005 fiscal year to be achieved by Balchem in order for Mr. Rossi to be entitled to the portion of such bonus compensation not covered by the ICP.


Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.                Description
-----------                -----------

10.8                       2005 Incentive Compensation Program


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BALCHEM CORPORATION


                                                     By:/s/ Dino A. Rossi
                                                     -------------------------
                                                     Dino A. Rossi, President,
                                                     Chief Executive Officer

Dated: December 20, 2004


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                                  Exhibit Index
                                  -------------

Exhibit No.                Description
-----------                -----------

Exhibit 10.8               2005 Incentive Compensation Program